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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Video Services Corporation (formerly International Post Limited):

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Corporation's previously filed Registration Statements on Form S-3 (File No 333-31745) and on Form S-8 (File No 33-320557).




/s/ Arthur Andersen LLP


New York, New York
October 28, 1997